Exhibit 99.1
ROTH 20th Annual
Growth Stock Conference
February 20, 2008
Tim Conley, CFO

Safe Harbor Statement
This presentation and the accompanying speaker’s remarks may contain forward-
looking statements made in reliance on the Safe Harbor provisions of the Private
Securities Litigation Reform Act of 1995. These factors are described in the Safe
Harbor statement below.
Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed’s business. In some cases, forward-looking statements can be identified by terminology such as
“may,” “will,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,”
“plans,” “believes,” “estimates,” etc.
For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly
Tumbleweed's Form 10-K filed March 14, 2007 and Form 10-Q filed November 9,
2007.
We assume no obligation to correct or update information contained in this presentation.

Our Mission
Manage, protect and deliver
information so enterprises can more
productively utilize the Internet for
mission-critical communications.

Tumbleweed Communications: TMWD
•  Founded in 1993, HQ in Redwood City, CA
•  Over 3,200 customers worldwide
•  27 US security patents issued
•  Award-winning products
•  Offices in the Americas, Europe and Asia
•  330 employees
•  $26M in cash, no debt

Customers Trust Tumbleweed
»  50% of Fortune 100
»  7 of 10 top worldwide banks
»  8 of 10 top US banks
»  50% of Blue Cross/Blue Shield
»  300+ law firms
»  7 of 10 top US brokerages
»  All 4 arms of the US military
»  8 of 10 top pharma companies
»  World’s largest central banks
Energy
Multi-Nationals
Government
Manufacturing
Financial Services
Insurance
Technology
Retail
Telecommunications
Healthcare

Content Security Market Dynamics
Corporate Network
• Inbound security is well-understood
• Large players have entered the market
• Comprehensiveness and usability are key
Email
Email
File Transfer
File Transfer
External Users
Partners
Automated
Processes
Customers

Tumbleweed Inbound Email Security
MailGate™
•  Inbound threat prevention
•  Antivirus
•  Antispam
•  Content filtering
•  Award: Best Email Content Filtering Solution

Content Security Market Dynamics
Corporate Network
• Outbound data leakage is increasing
• Encryption is becoming a necessity
• Market is growing
Email
Email
File Transfer
File Transfer
External Users
Partners
Automated
Processes
Customers
MailGate™

Tumbleweed Outbound Email Security
Secure Messenger™
•  Encryption
•  Data leak prevention
•  Policy enforcement
•  S/MIME, PGP
•  Leaders Quadrant, Gartner Magic Quadrant

External Users
Partners
Automated
Processes
Customers
Content Security Market Dynamics
• Current EDI and FTP inadequate
• Centralized management and security are necessary
• Integration into existing environments is key
Email
Email
File Transfer
File Transfer
Corporate Network
Secure Messenger™
MailGate™

Tumbleweed Managed File Transfer
•  Secure file delivery
•  B2B transactions
•  Centralized management
•  Automation and application integration
•  Award: Best Intellectual Property Protection
SecureTransport™

External Users
Partners
Automated
Processes
Customers
Dynamics are Converging
Email
Email
File Transfer
File Transfer
✓ Mid-market is large opportunity
✓ International is frontier
✓ Breadth/depth of products is key
Corporate Network
MailGate™
SecureTransport™
Secure
Messenger™

Additional Revenue Streams
Email
Email
File Transfer
File Transfer
✓ Mid-market is large opportunity
✓ International is frontier
✓ Breadth/depth of products is key
MailGate™
SecureTransport™

Market Opportunity
Growth Drivers
• Business enablement with external partners and customers
• Protection of information assets
• Security and privacy regulations
(CAGR = 31%)
(CAGR = 31%)
(CAGR = 13%)
Source: Gartner, IDC and Tumbleweed
Digital Certificate
Validation
Managed
File Transfer
Email Security

Tumbleweed Growth Strategy
Mid-market is
 growing
International is
 frontier
Customer
 focus is
 critical
• 100% channel distribution
• Upgrade reseller channel in US
• Secure resellers in new verticals
• Expand Internationally
 • EMEA
 • APAC
• Solve a larger share of customer
 problems
• Emphasize “channel-friendly” products
• Offer widest range of features and most
 flexible solution suites

Tumbleweed Vision Roadmap
2006
2007
2008
2009
2010
Products
Sales Model
Customers
Category
A suite of complete
content security
products
100% channel
All businesses
Secure content
delivery
Suite of modules on
a common security
platform
100% channel (EOY ’08)
Large, medium & small
enterprises
Email and content security
WE ARE HERE
Email security /
managed file transfer/
identity validation
Large, medium
enterprises
Direct
3 product
lines

Revenue
($ in millions)

Financial Results
•  Revenue:
 ›  $14.3 million in Q4 2007 vs $16.7 million in Q4 2006
 ▪  Core revenue grew 21%
 ▪  Channel orders represented 48% of non-renewal orders
 ▪  Validation revenue declined $4.2 million
 › $57.5 million in 2007 vs $62.0 million in 2006, or $4.5 million
 ▪  Core revenue grew 13%
 ▪  Validation revenue declined by nearly $8 million
•Non-GAAP results
 ›  $1.9 million loss in Q4, or $(0.04) per share
 ›  $930,000 in restructuring expense, or $(0.02) per share
 ›  $5.0 million loss in 2007, or $(0.10) per share

Financial Results
• Strong balance sheet
• $26.3 million in cash
• $26.4 million in deferred revenue; $1.7 million
 increase in Q4
• No debt
• 2007 was a year of transformation
• 2008 is a year for improved financial performance

Experienced Management Team
EVP, Field
Operations
Nick Hulse
SVP, Corporate
Development
Barney Cassidy
Chief Technology
Officer
Taher Elgamal
Chief Financial
Officer
Tim Conley
Chief Executive
Officer
Jim Scullion
SVP, Product
Management
Joe Fisher
SVP, Product
Development
Jorge Rodriguez

Summary
•  Experienced Management Team
•  Solid Growth Strategy
 › Channel expansion
 › International expansion
 › Expand customer footprint
• Uniquely Positioned for Success
 › Blue-chip customer base
 › Award-winning products
 › Patents
•  Market Leadership

www.tumbleweed.com